EXHIBIT 99.1

Contact:	Richard A. Lechleiter
Executive Vice President and
Chief Financial Officer
(502) 596-7734

KINDRED HEALTHCARE ANNOUNCES AGREEMENT TO SELL EIGHT

NON-STRATEGIC NURSING CENTERS LOCATED OUTSIDE INTEGRATED CARE

MARKETS FOR APPROXIMATELY $49 MILLION

Company Continues to Pursue Aggressive Repositioning Strategy

Company Plans to Reinvest $49 Million of Net Sales Proceeds in Integrated Care Markets and

Home Health and Hospice Acquisitions

Company Announces Two Additional Home Health Acquisitions and Purchase of Leased Hospital

LOUISVILLE, Ky. (June 25, 2013) – Kindred Healthcare, Inc. (the “Company” or “Kindred”) (NYSE:KND) today announced that it has signed a definitive agreement to sell eight non-strategic nursing centers (the “Facilities”) for approximately $49 million to affiliates of Signature Healthcare, LLC (“Signature”). Each of the Facilities is located outside of Kindred’s 21 designated Integrated Care Markets.

The Company also announced that it has signed definitive agreements to acquire the assets of home health and hospice companies in its Phoenix, Arizona, Integrated Care Market and in Virginia Beach-Norfolk-Newport News, Virginia. In addition, the Company announced that it has acquired the real estate of a previously leased hospital in Tampa, Florida.

Signature Transaction

The Company expects that the after-tax net proceeds from the Signature transaction, including transaction costs and tax benefits, will approximate $49 million. Over time, these proceeds will be reinvested in the Company’s Integrated Care Markets and used to finance home health and hospice acquisitions.

In the near term, Kindred intends to use the net proceeds to pay down the outstanding balance under its revolving credit facility. At March 31, 2013, the outstanding balance on the Company’s $750 million revolving credit facility approximated $350 million. The Company expects the Signature transaction will be slightly dilutive to earnings in 2013.

The Facilities contain 996 licensed nursing center beds. Five of the Facilities are owned and the remaining Facilities are leased. The Facilities generated revenues of approximately $69 million and earnings before interest, income taxes, depreciation and amortization of approximately $8 million (including the allocation of approximately $2 million of overhead costs) for the year ended December 31, 2012. The Facilities had aggregate rent expense of approximately $2 million for the year ended December 31, 2012.

The Signature transaction is subject to regulatory approvals and other customary conditions to closing. Kindred expects to complete the transaction in the third quarter of 2013 when these conditions are satisfied.

RBC Capital Markets served as the exclusive financial advisor to Kindred on the Signature transaction.

-MORE-

680 South Fourth Street         Louisville, Kentucky 40202

502.596.7300         www.kindredhealthcare.com

Kindred Healthcare Announces Agreement to Sell Eight Non-Strategic Nursing Centers Located Outside Integrated Care Markets for Approximately $49 Million

June 25, 2013

Home Health and Hospice Acquisitions

Phoenix, Arizona

A subsidiary of Kindred has signed a definitive agreement to acquire the assets of Arrowhead Home Health, Inc. and Arrowhead Hospice Centers, Inc. (“Arrowhead”). Terms of the transaction were not disclosed. Arrowhead is a home health and hospice provider that operates two locations in the greater Phoenix market.

Arrowhead currently generates annualized revenues of approximately $2.2 million. This transaction is subject to several regulatory approvals and other conditions to closing and is expected to close in the third quarter of 2013.

In the Phoenix market, Kindred currently operates two Transitional Care Hospitals (certified as long-term acute care (“LTAC”) hospitals). Kindred recently announced that it intends to open a new 120-bed Transitional Care Center (licensed for skilled nursing care) in Phoenix on the campus of IASIS Healthcare’s St. Luke’s Medical Center. The Transitional Care Center will specialize in intensive short-term rehabilitation therapy, including cardiac and orthopedic rehabilitation.

Virginia Beach-Norfolk-Newport News, Virginia

A subsidiary of Kindred has signed a definitive agreement to acquire the assets of All Heart Home Health Agency and Hospice, Inc. (“All Heart”). Terms of the transaction were not disclosed. All Heart is a home health and hospice provider that operates two locations in Norfolk.

All Heart currently generates annualized revenues of approximately $5.5 million. This transaction is subject to several regulatory approvals and other conditions to closing and is expected to close in the third quarter of 2013.

In the Virginia Beach-Norfolk-Newport News market, Kindred currently operates three nursing and rehabilitation centers.

Real Estate Acquisition

Tampa, Florida

The Company has announced that it has purchased the previously leased real estate of Kindred Hospital Bay Area-Tampa for approximately $25 million. The annual lease payments for this hospital were approximately $2.5 million. Kindred Hospital Bay Area-Tampa is a 73-bed freestanding Transitional Care (“TC”) Hospital. In the Tampa-St. Petersburg-Clearwater, Florida market, Kindred currently operates three TC Hospitals.

Management Commentary

“The transaction with Signature further accelerates our repositioning strategy with the goal of improving our long-term growth, profitability and financial position. Like the Vibra Healthcare transaction announced in April, this tax-efficient transaction allows us to sharpen our focus on our Integrated Care Markets and provides more capital to grow our home health and hospice operations,” said Paul J. Diaz, Kindred’s Chief Executive Officer.

-MORE-

Kindred Healthcare Announces Agreement to Sell Eight Non-Strategic Nursing Centers Located Outside Integrated Care Markets for Approximately $49 Million

June 25, 2013

“These home health and hospice acquisitions, along with the purchase of the Tampa hospital, demonstrate the strength of our development and capital redeployment activities,” Mr. Diaz said. “We plan to continue our efforts to reduce our lease obligations (our most expensive debt) and selectively grow Kindred at Home as part of our Integrated Care Market strategy, which enables us to better Continue the Care for our patients and provide high-quality clinical outcomes throughout an entire post-acute episode.”

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding the Company’s expected future financial position, results of operations, cash flows, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “should,” “will,” “intend,” “may” and other similar expressions, are forward-looking statements. Statements in this press release concerning the Company’s business outlook or future economic performance, anticipated profitability, revenues, expenses or other financial items, and product or services line growth, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of the Company based upon currently available information.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results or performance to differ materially from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in the Company’s filings with the Securities and Exchange Commission.

In addition to the factors set forth above, other factors that may affect the Company’s plans, results or stock price include, without limitation, (a) the receipt of all required regulatory approvals and the satisfaction of closing conditions to the transactions discussed above, (b) the impact of healthcare reform, which will initiate significant changes to the United States healthcare system, including potential material changes to the delivery of healthcare services and the reimbursement paid for such services by the government or other third party payors, including reforms resulting from the Patient Protection and Affordable Care Act and the Healthcare Education and Reconciliation Act (collectively, the “ACA”) or future deficit reduction measures adopted at the federal or state level. Healthcare reform is affecting each of the Company’s businesses in some manner. Potential future efforts in the U.S. Congress to repeal, amend, modify or retract funding for various aspects of the ACA create additional uncertainty about the ultimate impact of the ACA on the Company and the healthcare industry. Due to the substantial regulatory changes that will need to be implemented by the Centers for Medicare and Medicaid Services (“CMS”) and others, and the numerous processes required to implement these reforms, the Company cannot predict which healthcare initiatives will be implemented at the federal or state level, the timing of any such reforms, or the effect such reforms or any other future legislation or regulation will have on the Company’s business, financial position, results of operations and liquidity, (c) the impact of final rules issued by CMS on August 1, 2012 which, among other things, will reduce Medicare reimbursement to the Company’s TC hospitals in 2013 and beyond by imposing a budget neutrality adjustment and modifying the short-stay outlier rules, (d) the impact of final rules issued by CMS on July 29, 2011 which significantly reduced Medicare reimbursement to the Company’s nursing centers and changed payments for the provision of group therapy services effective October 1, 2011, (e) the impact of the Budget Control Act of 2011 (as amended by the

-MORE-

Kindred Healthcare Announces Agreement to Sell Eight Non-Strategic Nursing Centers Located Outside Integrated Care Markets for Approximately $49 Million

June 25, 2013

American Taxpayer Relief Act of 2012 (the “Taxpayer Relief Act”)) which will automatically reduce federal spending by approximately $1.2 trillion split evenly between domestic and defense spending. An automatic 2% reduction on each claim submitted to Medicare began on April 1, 2013, (f) the impact of the Taxpayer Relief Act which, among other things, reduces Medicare payments by 50% for subsequent procedures when multiple therapy services are provided on the same day. At this time, the Company believes that the new rules related to multiple therapy services will reduce the Company’s Medicare revenues by $25 million to $30 million on an annual basis, (g) changes in the reimbursement rates or the methods or timing of payment from third party payors, including commercial payors and the Medicare and Medicaid programs, changes arising from and related to the Medicare prospective payment system for LTAC hospitals, including potential changes in the Medicare payment rules, the Medicare Prescription Drug, Improvement, and Modernization Act of 2003, and changes in Medicare and Medicaid reimbursement for the Company’s TC hospitals, nursing centers, inpatient rehabilitation hospitals and home health and hospice operations, and the expiration of the Medicare Part B therapy cap exception process, (h) the effects of additional legislative changes and government regulations, interpretation of regulations and changes in the nature and enforcement of regulations governing the healthcare industry, (i) the ability of the Company’s hospitals to adjust to potential LTAC certification and medical necessity reviews, (j) the impact of the Company’s significantly increased levels of indebtedness as a result of the RehabCare Group, Inc. acquisition on the Company’s funding costs, operating flexibility and ability to fund ongoing operations, development capital expenditures or other strategic acquisitions with additional borrowings, (k) the Company’s ability to successfully pursue its development activities, including through acquisitions, and successfully integrate new operations, including the realization of anticipated revenues, economies of scale, cost savings and productivity gains associated with such operations, as and when planned, including the potential impact of unanticipated issues, expenses and liabilities associated with those activities, (l) the failure of the Company’s facilities to meet applicable licensure and certification requirements, (m) the further consolidation and cost containment efforts of managed care organizations and other third party payors, (n) the Company’s ability to meet its rental and debt service obligations, (o) the Company’s ability to operate pursuant to the terms of its debt obligations, and comply with its covenants thereunder, and its ability to operate pursuant to its master lease agreements with Ventas, Inc. (NYSE:VTR), (p) the condition of the financial markets, including volatility and weakness in the equity, capital and credit markets, which could limit the availability and terms of debt and equity financing sources to fund the requirements of the Company’s businesses, or which could negatively impact the Company’s investment portfolio, (q) national and regional economic, financial, business and political conditions, including their effect on the availability and cost of labor, credit, materials and other services, (r) the Company’s ability to control costs, particularly labor and employee benefit costs, (s) increased operating costs due to shortages in qualified nurses, therapists and other healthcare personnel, (t) the Company’s ability to attract and retain key executives and other healthcare personnel, (u) the increase in the costs of defending and insuring against alleged professional liability and other claims and the Company’s ability to predict the estimated costs related to such claims, including the impact of differences in actuarial assumptions and estimates compared to eventual outcomes, (v) the Company’s ability to successfully reduce (by divestiture of operations or otherwise) its exposure to professional liability and other claims, (w) the Company’s ability to successfully dispose of unprofitable facilities, (x) events or circumstances which could result in the impairment of an asset or other charges, such as the impact of Medicare reimbursement regulations that resulted in the Company recording significant impairment charges in 2012 and 2011, (y) changes in generally accepted accounting principles or practices, and changes in tax accounting or tax laws (or authoritative interpretations relating to any of these matters), and (z) the Company’s ability to maintain an effective system of internal control over financial reporting. Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

-MORE-

Kindred Healthcare Announces Agreement to Sell Eight Non-Strategic Nursing Centers Located Outside Integrated Care Markets for Approximately $49 Million

June 25, 2013

About Kindred Healthcare

Kindred Healthcare, Inc., a top-125 private employer in the United States, is a FORTUNE 500 healthcare services company based in Louisville, Kentucky with annual revenues of $6 billion and approximately 76,000 employees in 46 states. At March 31, 2013, Kindred through its subsidiaries provided healthcare services in 2,169 locations, including 116 transitional care hospitals, six inpatient rehabilitation hospitals, 204 nursing centers, 24 sub-acute units, 101 Kindred at Home hospice, home health and non-medical home care locations, 103 inpatient rehabilitation units (hospital-based) and a contract rehabilitation services business, RehabCare, which served 1,615 non-affiliated facilities. Ranked as one of Fortune magazine’s Most Admired Healthcare Companies for five years in a row, Kindred’s mission is to promote healing, provide hope, preserve dignity and produce value for each patient, resident, family member, customer, employee and shareholder we serve. For more information, go to www.kindredhealthcare.com. You can also follow us on Twitter and Facebook.

-END-